UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

[ X ] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 31, 2009

[     ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ______________ to ________________

Commission File Number: 000-32905

AMANASU ENVIRONMENT CORPRATION

(Exact name of registrant as specified in its charter)

Nevada	98-0347883
(State of other jurisdiction of incorporation or organization)	(I.R.S. Eployer Identification No.)

445 Park Avenue Center 10th Floor New York, NY 10022

(Address of principal executive offices)

212-836-4727

(Registrant's telephone number, including area code)

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)

All matters disclosed regarding and in the 10-K for the year ended December 31, 2009 were discussed by the board of directors and independent accountant as required by Item 4.02(a) of Form 8-K

On December 29, 2010, the Company determined that a restatement of its financial statements for the quarter year ended December 31, 2009 was necessary. Various administrative errors, as well as explanatory notes requested by the SEC were added for clarification. Internal control procedures were also updated with the goal to eliminate error in financial reporting in the future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amanasu Environment Corporation
(Registrant)

/s/ Atsushi Maki

Atsushi Maki
Chairman & Chief Executive Officer

Date: February 22, 2011